INVESTOR UPDATE 1st Quarter 2024

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the bank failures in 2023 and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended December 31, 2023. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

Western Alliance Bancorporation Overview

The Bank for All Seasons

A national commercial bank anchored in attractive regional markets with specialty business lines providing sophisticated sector and product expertise to clients

Our differentiated, value-added banking services centered around sector expertise and solving business-critical pain-points builds deep, long-lasting client relationships

Diversified business model provides flexibility and responsiveness to changing market conditions to generate **long-term superior risk-adjusted returns**

AMERICAN BANKER

#1 Top-Performing Large Bank with Assets $50 Billion and Above for 2023

BANK DIRECTOR'S 2023 RANKINGBANKING STUDY

#2 Bank with Assets of $50 Billion and Above

INSTITUTIONAL INVESTOR 2024 ALL-AMERICA EXECUTIVE TEAM MIDCAP

#1 CEO, CFO, Board & Investor Relations Team

Summary

NYSE WAL	**Headquarters** Phoenix, AZ
IPO 2005	**Market Cap[1]** $6.9bn
Offices 57	**Employees** 3,200+
Total Assets $70.9bn	**LTM Adj. ROAA[2]** 1.24%
NPAs/Assets[3] 0.40%	**LTM Adj. ROTCE[2]** 18.0%
LTM NCOs/ Avg. Loans 0.06%	**TBV per Share 5-Year CAGR** 12.0%

Western Alliance Bancorporation®

Note: Financial data as of December 31, 2023; 1) Market data as of February 12, 2023; 2) Refer to slide 2 for further discussion of Non-GAAP financial measures. 3) Nonperforming assets includes nonaccrual loans and repossessed assets

3

Financial Highlights

Dollars in millions, except EPS	2023		Q4-23	
Interest Income	$4,035.3		$1,039.0	
Interest Expense	(1,696.4)		(447.3)	
Net Interest Income	**$2,338.9**	1	**$591.7**	
Mortgage Banking Related Income	295.8		56.9	
Fair Value Loss Adjustments, Net	(116.0)		1.3	
(Loss) Gain on Sales of Investment Securities, Net	(40.8)		(14.8)	
Other	141.7		47.1	
Non-Interest Income	**$280.7**	2	**$90.5**	6
Net Revenue	**$2,619.6**		**$682.2**	
Salaries and Employee Benefits	(566.3)		(134.6)	
Deposit Costs	(436.7)	3	(131.0)	
Insurance	(190.4)	4	(108.6)	
Gain on Extinguishment of Debt	52.7	5	39.3	
Other	(482.7)		(127.0)	
Non-Interest Expense	**$ (1,623.4)**		**$ (461.9)**	6
Pre-Provision Net Revenue[1]	**$996.2**		**$220.3**	
Provision for Credit Losses	(62.6)		(9.3)	
Pre-Tax Income	**$933.6**		**$211.0**	
Income Tax	(211.2)		(63.1)	
Net Income	**$722.4**		**$147.9**	
Dividends on Preferred Stock	(12.8)		(3.2)	
Net Income Available to Common Stockholders	**$709.6**		**$144.7/$207.7**	6
Diluted Shares	**108.5**		**108.7**	
Earnings Per Share	**$6.54**		**$1.33/$1.91**	6

2023 Highlights

1. **Net Interest Income increased $122.6 million,** primarily from higher yields on interest earning assets
   - Partially offset by increased interest expense from deposits and short-term borrowings

2. **Non-Interest Income decrease driven by Balance Sheet optimization efforts**
   - Fair value losses of $116.0 million in 2023 compared to $28.6 million in 2022 and losses on sale of securities of $40.8 million in 2023 compared to a gain of $6.8 million in 2022.

3. **Deposit Costs increased $270.9 million,** primarily related to an increase in rates and ECR deposit balances

4. **Insurance increased $159.3 million,** which includes $66.3 million for the FDIC special assessment

5. **Gain on Extinguishment of Debt of $52.7 million** related to payoff of credit linked notes and repayment of AmeriHome Senior Notes

6. **Notable items** in Non-Interest Income and Non-Interest Expense reduced Q4-23 by $0.58 per common share

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

4

WAL’s Value Proposition 5 1 Diversified business model – flexibility to sustain sound growth across market cycles 2 Specialized, high quality loan portfolio – deep client segment expertise and underwriting acumen 3 Differentiated deposit franchise – specialized, national channels serving secularly strong industries 5 Demonstrated conservative credit culture – superior through-cycle asset quality 6 Shareholder-focused capital management – robust TBV per share accumulation Leading national commercial bank with unique combination of sustained high-quality growth, leading profitability, and dependable earnings 4 Leading profitability – sturdy PPNR generation 7 Consistent, superior earnings performance

WAL’s Thoughtful Evolution 6 Deliberate evolution from a Nevada-focused community bank to a national commercial bank Nevada Community Bank (1994 – 2002) Regional Bank with a National Reach (2010 – 2017) 1994 Founded as Bank West of Nevada 2003 Opened de novo Torrey Pines Bank in SoCal 2005 IPO 2015 Acquisition of Bridge Bank 2021 Crossed $50B in assets 2021 Acquisition of AmeriHome Mortgage 2016 Acquisition of GE Hotel Finance Portfolio 2003 Opened de novo Alliance Bank of AZ Ke y Co rp or at e Ev en ts N ew B us in es s Li ne s Total Assets ($Bn) 4Q’02 $0.9 4Q’09 $5.8 2Q’14 $10.0 4Q’17 $20.3 2Q’19 $25.3 3Q’21 $52.8 4Q’23 $70.9 Specialty Business Lines Nascent Regional Bank (2003 – 2009) Dec-2002 WAL investors acquire to expand regionally 2Q’05 $2.6 National Commercial Bank (2018 – Present) Technology & Innovation (’15) Hotel Franchise Finance (’16) Municipal / Public Finance (’11) Resort Finance (’12) Business Escrow Services (’20) Juris Banking (’19) Digital Asset Banking (’21) Gaming (’19) Entertainment & Media (’21) Specialized Mortgage Services (’10) Corporate Trust Services (’21) Digital Consumer Channel (’22) Trade Finance (’22) Aerospace & Defense (’23) Homeowners Assoc. (’08) Homebuilder Finance (’13)

Branch-Lite, National Commercial Bank 7 A national commercial bank anchored in attractive regional markets with specialty business lines providing sophisticated sector and product expertise to clients WAL’s branch network represented by major MSAs Physical office location of business development employees Remote locations of business development employees Specialty Business Line Growth Business development offices primarily driven by loan and deposit initiatives for: − Bridge Bank / Tech & Innovation − Warehouse Lending − National CRE − Juris Banking − Business Escrow & Corporate Trust Services − HOA Services

Diversified Business Model Allows Flexibility to Sustain Risk-Adjusted Returns

WAL actively adapts business and capital allocation in response to changing external environment

Growth trajectory maintained with prudent credit risk management

- Tech & Innovation
- Resort Finance
- Gaming
- Enter. & Media
- Aerospace & Def.

Deep segment & product expertise supports cyclical business lines

- Hotel Franchise
- Timeshare Resort
- Office

Highly scalable, uncorrelated source of granular deposits & consumer relationships



Regional Banking Divisions
National Business Lines
Geographic Diversification
Comm'l Banking
Business Banking
Treasury Mgmt. Sales
Regional Commercial Banking
Mortgage Warehouse
Mortgage Banking Finance
Corres-pondent Mortgage
Specialty C&I
Municipal & Nonprofit
Homebuilder Finance
Specialty CRE
Client Sector Expertise
National Platform
Proprietary Delivery
Small Business Banking
Digital Consumer Channel
Bus. Escrow & Corp. Trust Svcs.
Juris Banking
HOA
Specialty Custodial Services

National commercial bank anchored in attractive regional markets

Pristine asset quality, source of escrow deposits and mortgage fee income

AmeriHome
- Gain on Sale
- Servicing Income
- Residential loan purchases

Differentiated Deposit Franchises
Specialized, B2B2C national channels serving secularly strong industries

Western Alliance Bancorporation®

Note: Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services.

8

Business Transformation

Deliberate business transformation emphasizes underwriting specialization and diversification strategy, which sustains superior asset quality

Characteristics | Composition | Geography

Loan Portfolio: 2010

- Community banking focused
- Nevada concentrated
- Local business C&I and HNW developers



Other 4%
C&D 10%
Other C&I 20%
Residential 11%
Warehouse Lending 1%
Hotel 2%
$4.2 Bn
CRE, Owner Occupied 28%
CRE, Non-Owner Occupied 24%
NV 40.4%
CA 21.9%
AZ 17.0%
Other 20.7%

Loan Portfolio: 4Q23

- National, specialized commercial bank
- Regional footprint
- Specialty C&I and institutional sponsor-backed developers



Municipal & Nonprofit 3%
Tech & Innovation 6%
Equity Fund Resources 2%
C&D 10%
Other 3%
Other C&I 12%
CRE, Owner Occupied 3%
$50.3 Bn
CRE, Non-Owner Occupied 12%
Residential 29%
Warehouse Lending 13%
Hotel Franchise Finance 8%
21% of Loans Credit Protected
CA 36.0%
AZ 9.6%
NV 5.5%
Other 48.9%

Highlights

- Deliberate, decade-long business transformation strategy
  - **Nearly 70% of GFC losses from 4Q09 to 4Q12 came from categories comprising 44% of portfolio at 4Q09, which today makes up <6% of loans**
    - Losses concentrated in Nevada and consumer lending during GFC
  - **Since year-end 2013, cumulative NCOs of $59mm vs total ACL of $368mm today**
- Diverse mix of regionally-focused commercial banking divisions and nationally-oriented, specialized businesses
  - National reach and deep segment expertise enables selective relationships with strong counterparties, leading profitability and superior company risk management
  - Nevada loan concentration reduction: 40% to <6%
  - National lending diversification: 21% to 49%
  - CRE loan concentration reduction: 54% to 23%
- **50% of loans in low-to-no-loss categories today**

Western Alliance Bancorporation®
9

Specialized, High Quality Loan Portfolio

Diversified by product, client-type and geography emphasizing underwriting discipline

Q4 2023 Loans HFI by Product Type



38%
30%
10%
19%
4%
Resi. & Consumer
Const. & Land
CRE, NOO
CRE, OO
C&I

Q4 2023 Loans HFI by Borrower Type



C&D 10%
Other 2%
Warehouse Lending 13%
Equity Fund Resources 2%
Municipal & Nonprofit 3%
Tech & Innovation 6%
Other C&I 12%
Residential 29%
CRE, OO 3%
CRE, NOO 12%
Hotel Franchise Finance 8%

Loans and Loan Yields



5.23%
5.18%
5.40%
5.62%
5.82%
5.83%
4.79%
4.32%
4.74%
6.53%
$8.4
$11.1
$13.2
$15.1
$17.7
$21.1
$27.1
$39.1
$51.9
$50.3
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Dollars in billions

Loan CAGR

WAL 22.2%

Peers[1]

Median: 9.0%

Top Quart.: 14.8%

Highlights

- Diverse mix of **regionally-focused** commercial banking divisions & **nationally-oriented** specialty business lines providing sophisticated sector and product expertise to clients
- Leverages deep segment expertise to provide **specialized banking services to niche markets** across the country
- Segment-focused model supports **superior client value and company risk management**
- **National reach enables selective relationships** with highest asset quality and profitability

Sources of Loan Growth (2020 –2023)



3% Regional Banking
20% Other NBLs
43% Residential
16% Warehouse Lending
2% EFR

- Accelerated growth in NBLs and Residential has contributed to **loan diversification and evolution of strategy** into low-to-no-loss loan categories
- **~61%** of 4-year growth in low-to-no-loss categories

Western Alliance Bancorporation®

1) Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of December 31, 2023; Source: S&P Global Market Intelligence.

10

Demonstrated Conservative Credit Culture

Classified Loans / Loans



1.87%
1.82%
2.10%
1.93%
1.58%
1.50%
1.18%
1.14% 1.14% 1.10%
1.49%
1.84%
1.41% 1.43%
1.64%
0.70%
0.82%
0.74%
0.54%
0.75%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023²

Classified Asset Mix



2%
8%
11%
10%
18% Office
22% Hotel
26%
3% Other
CRE Investor
C&I
Resi/Consumer
Construction
CRE OO
Securities

Net Charge-Offs / Average Loans



0.20%
0.14%
0.14%
0.19% 0.19%
0.15%
0.20%
0.26%
0.22%
0.06%
0.10%
0.02%
0.01%
0.06%
0.02%
0.06%
0.00%
0.06%
-0.07%
-0.06%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023²

Non-Accrual Loans / Loans



0.81%
0.72%
0.69%
0.71%
0.44%
0.48%
0.44%
0.51%
0.62%
0.47%
0.41%
0.54%
0.46%
0.43%
0.31% 0.29%
0.16%
0.27%
0.19%
0.16%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023²
WAL
Peers
Top Quartile

Highlights

- A decade of business transformation has resulted in consistent relative outperformance in asset quality and credit metrics
- Asset quality remained strong during height of the pandemic
- Improvement / stabilization in non-accruals reflects **timely identification and resolution of problem loans before realizing losses**
- **Credit mitigation expertise** is critical with a weaker macro backdrop
- **21% of loan portfolio is now credit protected**, consisting of government guaranteed, Credit Linked Notes-protected, and cash secured assets[1]

Western Alliance Bancorporation®

Note: Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of December 31, 2023. Source: S&P Global Market Intelligence.
1) As of December 31, 2023, CLNs cover a substantial portion of Residential ($9.1 billion) loans outstanding.
2) Q4-23 for WAL and Q3-23 for peers.

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0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% Max Average Historical Loan Migration Near Peer Median Reflects “Early Identification and Elevation” Credit Strategy 12 Quarterly Criticized Loans / Gross Loans Q1-14 to Q3-23 Peers consist of 19 major exchange traded US banks with total assets between $50 bn and $250 bn as of December 31, 2023. Data include the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. Since 2014, WAL’s level of criticized loans has ranked near the top among peer banks… Peer Group Maximum of Peers Avg of Peers Minimum of Peers Amount Bank Amount Amount Bank Average 731 bps BPOP 339 bps 202 bps VLY Maximum 1,159 bps BPOP 731 bps 364 bps VLY

0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Max Average Proactive migration enhances oversight and mitigates credit losses 13 Annualized Net Charge-Offs Q 1-14 to Q4-23 Peers consist of 19 major exchange traded US banks with total assets between $50 bn and $250 bn as of December 31, 2023. Data include the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. …but this does not translate into realized losses as WAL has lowest volatility and average losses due to our proactive mitigation strategies. Peer Group Maximum of Peers Avg of Peers Minimum of Peers Amount Bank Amount Amount Bank Average 71 bps BPOP 21 bps 1 bp WAL Maximum 162 bps BPOP 71 bps 13 bps WAL

Conservative, Economically Resilient Portfolio Positioning

Specialized underwriting expertise and conservative sector allocations position portfolio to withstand economic uncertainty

Insured (21%)

Credit protected, government guaranteed and cash-secured

- **18%** **Residential**
- **3%** **Early Buyout ("EBO") Resi. & Other Government-Guaranteed or Cash-Secured Assets**

Avg Loss Rate: 0.00%
Max Loss Rate: 0.00%

Resistant (30%)

Historically low-to-no-loss loan categories

- **13%** **Warehouse Lending**
  - Includes Core WH Lending, Note Financing, MSR financing
- **9%** **Residential**
  - Low LTVs; DQs significantly below national percentages
- **2%** **Equity Fund Resources**
  - Capital Call & Subscription LOCs
  - Underwrite LPs behind private funds
- **3%** **Municipal / Public Finance**
- **2%** **CRE – Industrial & Medical**
- **1%** **HOA**
  - Extremely low LTVs; lien in front of homeowner's first mortgage

Avg Loss Rate: 0.00%
Max Loss Rate: 0.11%

Resilient (33%)

Limited uncovered collateral risk, underwriting expertise, and strong counterparties

- **8%** **Regional CRE – Investor**
- **6%** **Regional C&I**
- **6%** **Hotel Franchise Finance (ex-Central Business District)**
- **3%** **Regional CRE - Owner Occupied**
- **1%** **Corporate Finance**
- **1%** **Lot Banking**
- **8%** **Specialty Business Lines**
  - **Gaming** – Off-strip, middle market gaming companies and tribal gaming enterprises
  - **Resort** – Timeshare resort developers; hypothecation of consumer receivables
  - **Other Specialty Business Lines**

Avg Loss Rate: 0.09%
Max Loss Rate: 0.20%

More Sensitive (16%)

Categories more directly correlated to economic growth

- **7%** **Construction (ex-Lot Banking)**
  - Focused on note-on-note financing and Built-to-Rent developments
- **6%** **Tech & Innovation**
  - Established tech firms with operating and financial flexibility, validated product, path to profitability
- **2%** **Hotel Franchise Finance (CBD only)**
  - Large, sophisticated hotel sponsors who operate >25 hotels
  - 90% operate >10 properties with top franchisor flags
- **1%** **Small Business, CRA-Related, and Consumer**

Avg Loss Rate: 0.15%
Max Loss Rate: 0.71%

Note: Average and maximum loss rates are quarterly annualized and from the period of Q1 2014 – Q4 2023.

Western Alliance Bancorporation®

14

1) Total Loan ACL includes allowance for unfunded commitments. 2) Ratio includes an allowance for credit losses of $14.7 million as of December 31, 2023 related to a pool of loans covered under 3 separate credit linked notes. 3) Early Buyout Loans are government guaranteed. 4) Loss rates are based on the period from Q1-14 – Q4-23.; 5) CRE/TRBC data as of December 31, 2023 for WAL, September 30, 2023 for $50B - $250B asset peers Reserve levels enhanced by credit protection and low loss loan categories ACL Supported by Loan Mix and Strong Capital 15 • WAL remains appropriately reserved, especially when considering credit protection from CLNs and historically low loss loan categories • Total Loan ACL / Funded Loans of 0.73% • >10x historical maximum annual loss rate4 • Reserves are a multiple of average losses times portfolio duration • Estimated weighted average duration of the loan portfolio is ~4 years • Adj. total ACL covers >30x historical average annual loss rate4 x duration • Consumer exposure almost entirely in high FICO Residential Mortgages • De minimis non-residential consumer exposure and materially below-peer consumer losses over the last 5 years Adjusted Total Loan ACL / Funded Loans: Q4-23 481% 461% 371% 293% 275% 251% 159%156% 153% 146% 144%133% 125% 124% 122%112% 74% 66% 57% 50% 0% 200% 400% Peer CRE (inc. Multi-Family) / Total Risk-Based Capital Highlights Loan Mix and LGD Matters to ACL Ratio Dollars in billions Source: S&P Global Market Intelligence Loan % NCO % (YE23) ('19 - '23) Residential WAL 29% 0.00% 75th Pct 20% 0.02% Median 16% 0.00% 25th Pct 10% -0.01% Consumer WAL 0.1% 0.16% 75th Pct 20% 1.09% Median 10% 0.74% 25th Pct 4% 0.53% Pe er s Pe er s Higher Proportion in Low Loss Resi Lower Proportion in Higher Loss Consumer

Note: Borrowings include customer repurchase agreements; Cost of Funds defined as total expense paid on interest bearing liabilities divided by the sum of average interest- bearing liabilities and average non-interest bearing demand deposits. Diversified funding channels provide secular growth trends and reflect long- term relationships Scalable, Differentiated Deposit Franchise 16 • $55.3Bn in total deposits, typically tied to lending relationships • WAL benefits from holding customer’s primary relationship • Scalable, specialized funding channels, such as HOA, Juris Banking, Business Escrow & Corporate Trust Services, and Tech & Innovation • Core deposits fund balance sheet growth • Deposits comprise 88% of total funding • 91% Loan (HFI)-to-Deposit ratio • 26% of total deposits are noninterest-bearing • ~55% of which are Earnings Credit Rate-related • Earnings Credit Rate-related deposit balances of $17.8 billion • ~55% associated with non-interest bearing accounts Deposit Base $6.6 $7.9 $8.9 $9.5 $11.7 $14.3 $18.5 $26.3 $33.9 $40.8 $2.3 $4.1 $5.6 $7.4 $7.5 $8.5 $13.4 $21.3 $19.7 $14.5 $0.5 $0.4 $0.4 $0.8 $0.9 $0.4 $1.0 $2.4 $7.2 $8.1 0.36% 0.30% 0.31% 0.37% 0.64% 0.86% 0.34% 0.25% 0.80% 2.59% -20.00% -15.00% -10.00% -5.00% 0.00% $0.0 $20.0 $40.0 $60.0 $80.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds Deposits, Borrowings, and Cost of Funds 22.6% CAGR 22.4% CAGR Dollars in billions Highlights Deposit Composition 31% 16% 9% 14% 10% 1% 5% 14% Regions Mtg WH Tech & Innov. HOA Juris Banking Bus. Escrow/Trust Svcs Digital Consumer Other/Wholesale 26% 27% 29% 18% Nonint. Bearing DDA MMDA & Savings Interest Bearing DDA CDs 55% of NIB DDAs are ECR-related Q1-24 QTD Deposits are tracking towards $3+ Bn

Net Interest Drivers

Total Investments and Yield



4.45%
4.68%
4.76%
4.91%
4.99%
$8.8
$9.5
$10.4
$11.4
$13.0
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Total Investments

Loans and HFI Yield



5.70%
6.28%
6.48%
6.73%
6.65%
$1.2
$1.1
$1.4
$1.8
$1.4
$5.9
$1.8
$51.9
$46.4
$47.9
$49.4
$50.3
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
HFI
HFS – AMH Resi
HFS Loans (ex. AMH)

Interest Bearing Deposits and Cost



1.97%
2.75%
3.08%
3.49%
3.56%
$33.9
$31.1
$34.3
$36.3
$40.8
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Interest Bearing Deposits

Deposits, Borrowings & Cost of Liability Funding



1.57%
2.27%
2.85%
2.80%
2.82%
$7.2
$19.7
$33.9
$16.8
$16.5
$31.1
$10.5
$16.7
$34.3
$9.6
$18.0
$36.3
$8.1
$14.5
$40.8
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q4 2023 Highlights

- **Loan yields decreased 8 bps** due to full-quarter impact of the $1.3 billion reclassification of loans from HFS to HFI at the end of Q3
- **Yield on Loans Held For Sale increased 31 bps** to 6.42% in Q4
- **Investment yields increased 8 bps**, primarily related to floating-rate securities
- **Cost of interest-bearing deposits increased 7 bps**, and **total cost of funds increased 2 bps** to 2.82% due to an increase in demand accounts and lower short-term borrowings
- **Prioritizing optimization of liability structure** by utilizing deposits to pay down short-term borrowings
  - Average short-term borrowings decreased $768 million in Q4 to $5.5 billion or 12% of average interest-bearing liabilities compared to 14% in Q3
- Robust reciprocal deposit growth
  - ~67% of total deposits classified as brokered consist of reciprocal balances

Western Alliance Bancorporation®

17

ROAA Leading Profitability 18 • ROAA and ROATCE have consistently exceeded peers over the last 10 years • Net Interest Income continues to rise through strong earning asset growth • Net Interest Income increased $123 million, or 5.6%, from 2022 due to average earning asset growth and the rising rate environment • NIM decreased 2 bps, driven by higher interest expense on deposits • PPNR declined $177 million, or 12.8%, from 2022 ROATCE Note: Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of December 31, 2023; Source: S&P Global Market Intelligence. 1) FY2023 for WAL and most peers and Q3-23 four quarter average for the remainder. 2) 2023 ROAA, ROATCE, and PPNR for WAL are adjusted. Pre-Provision Net Revenue ($MM) Net Interest Income $202 $262 $369 $469 $533 $624 $746 $1,102 $1,384 $1,207 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $385 $493 $657 $785 $916 $1,040 $1,167 $1,549 $2,216 $2,3394.42% 4.51% 4.58% 4.65% 4.68% 4.52% 3.97% 3.41% 3.67% 3.65% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0$40.0$45.0$50.0$55.0$60.0$65.0$70.0$75.0$80.0$85.0$90.0$95.0$100.0$105.0$110.0$115.0$120.0$125.0$130.0$135.0$140.0$145.0$150.0$155.0$160.0$165.0$170.0$175.0$180.0$185.0$190.0$195.0$200.0$205.0$210.0$215.0$220.0$225.0$230.0$235.0$240.0$245.0$250.0$255.0$260.0$265.0$270.0$275.0$280.0$285.0$290.0$295.0$300.0$305.0$310.0$315.0$320.0$325.0$330.0$335.0$340.0$345.0$350.0$355.0$360.0$365.0$370.0$375.0$380.0$385.0$390.0$395.0$400.0$405.0$410.0$415.0$420.0$425.0$430.0$435.0$440.0$445.0$450.0$455.0$460.0$465.0$470.0$475.0$480.0$485.0$490.0$495.0$500.0$505.0$510.0$515.0$520.0$525.0$530.0$535.0$540.0$545.0$550.0$555.0$560.0$565.0$570.0$575.0$580.0$585.0$590.0$595.0$600.0$605.0$610.0$615.0$620.0$625.0$630.0$635.0$640.0$645.0$650.0$655.0$660.0$665.0$670.0$675.0$680.0$685.0$690.0$695.0$700.0$705.0$710.0$715.0$720.0$725.0$730.0$735.0$740.0$745.0$750.0$755.0$760.0$765.0$770.0$775.0$780.0$785.0$790.0$795.0$800.0$805.0$810.0$815.0$820.0$825.0$830.0$835.0$840.0$845.0$850.0$855.0$860.0$865.0$870.0$875.0$880.0$885.0$890.0$895.0$900.0$905.0$910.0$915.0$920.0$925.0$930.0$935.0$940.0$945.0$950.0$955.0$960.0$965.0$970.0$975.0$980.0$985.0$990.0$995.0$1,000.0$1,005.0$1,010.0$1,015.0$1,020.0$1,025.0$1,030.0$1,035.0$1,040.0$1,045.0$1,050.0$1,055.0$1,060.0$1,065.0$1,070.0$1,075.0$1,080.0$1,085.0$1,090.0$1,095.0$1,100.0$1,105.0$1,110.0$1,115.0$1,120.0$1,125.0$1,130.0$1,135.0$1,140.0$1,145.0$1,150.0$1,155.0$1,160.0$1,165.0$1,170.0$1,175.0$1,180.0$1,185.0$1,190.0$1,195.0$1,200.0$1,205.0$1,210.0$1,215.0$1,220.0$1,225.0$1,230.0$1,235.0$1,240.0$1,245.0$1,250.0$1,255.0$1,260.0$1,265.0$1,270.0$1,275.0$1,280.0$1,285.0$1,290.0$1,295.0$1,300.0$1,305.0$1,310.0$1,315.0$1,320.0$1,325.0$1,330.0$1,335.0$1,340.0$1,345.0$1,350.0$1,355.0$1,360.0$1,365.0$1,370.0$1,375.0$1,380.0$1,385.0$1,390.0$1,395.0$1,400.0$1,405.0$1,410.0$1,415.0$1,420.0$1,425.0$1,430.0$1,435.0$1,440.0$1,445.0$1,450.0$1,455.0$1,460.0$1,465.0$1,470.0$1,475.0$1,480.0$1,485.0$1,490.0$1,495.0$1,500.0$1,505.0$1,510.0$1,515.0$1,520.0$1,525.0$1,530.0$1,535.0$1,540.0$1,545.0$1,550.0$1,555.0$1,560.0$1,565.0$1,570.0$1,575.0$1,580.0$1,585.0$1,590.0$1,595.0$1,600.0$1,605.0$1,610.0$1,615.0$1,620.0$1,625.0$1,630.0$1,635.0$1,640.0$1,645.0$1,650.0$1,655.0$1,660.0$1,665.0$1,670.0$1,675.0$1,680.0$1,685.0$1,690.0$1,695.0$1,700.0$1,705.0$1,710.0$1,715.0$1,720.0$1,725.0$1,730.0$1,735.0$1,740.0$1,745.0$1,750.0$1,755.0$1,760.0$1,765.0$1,770.0$1,775.0$1,780.0$1,785.0$1,790.0$1,795.0$1,800.0$1,805.0$1,810.0$1,815.0$1,820.0$1,825.0$1,830.0$1,835.0$1,840.0$1,845.0$1,850.0$1,855.0$1,860.0$1,865.0$1,870.0$1,875.0$1,880.0$1,885.0$1,890.0$1,895.0$1,900.0$1,905.0$1,910.0$1,915.0$1,920.0$1,925.0$1,930.0$1,935.0$1,940.0$1,945.0$1,950.0$1,955.0$1,960.0$1,965.0$1,970.0$1,975.0$1,980.0$1,985.0$1,990.0$1,995.0$2,000.0$2,005.0$2,010.0$2,015.0$2,020.0$2,025.0$2,030.0$2,035.0$2,040.0$2,045.0$2,050.0$2,055.0$2,060.0$2,065.0$2,070.0$2,075.0$2,080.0$2,085.0$2,090.0$2,095.0$2,100.0$2,105.0$2,110.0$2,115.0$2,120.0$2,125.0$2,130.0$2,135.0$2,140.0$2,145.0$2,150.0$2,155.0$2,160.0$2,165.0$2,170.0$2,175.0$2,180.0$2,185.0$2,190.0$2,195.0$2,200.0$2,205.0$2,210.0$2,215.0$2,220.0$2,225.0$2,230.0$2,235.0$2,240.0$2,245.0$2,250.0$2,255.0$2,260.0$2,265.0$2,270.0$2,275.0$2,280.0$2,285.0$2,290.0$2,295.0$2,300.0$2,305.0$2,310.0$2,315.0$2,320.0$2,325.0$2,330.0$2,335.0$2,340.0$2,345.0$2,350.0$2,355.0$2,360.0$2,365.0$2,370.0$2,375.0$2,380.0$2,385.0$2,390.0$2,395.0$2,400.0$2,405.0$2,410.0$2,415.0$2,420.0$2,425.0$2,430.0$2,435.0$2,440.0$2,445.0$2,450.0$2,455.0$2,460.0$2,465.0$2,470.0$2,475.0$2,480.0$2,485.0$2,490.0$2,495.0$2,500.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 NII NIM Highlights 1.50% 1.56% 1.61% 1.72% 2.05% 2.00% 1.61% 1.83% 1.62% 1.24% 0.95% 0.87% 0.85% 0.97% 1.34% 1.27% 0.81% 1.27% 1.90% 1.12% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 WAL Peers 18.5% 17.8% 17.7% 18.3% 20.6% 19.6% 17.7% 26.2% 25.4% 18.0% 10.3% 9.6% 10.9% 11.7% 17.1% 14.9% 9.7% 16.5% 19.2% 17.1% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 WAL Peers 1,2 21,2

493% 562% 77% 124% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Note: Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of December 31, 2023. TSR through December 31, 2023. Source: S&P Global Market Intelligence. 1) Through Q4-23 for WAL and most peers and through Q3-23 for the remainder. 2) Refer to slide 2 for further discussion of Non-GAAP financial measures. 19 Shareholder-Focused Capital Management Robust Capital Levels Long Term Growth in TBV per Share CET1 Peer CET11 TCE/TA Peer TCE/TA1 WAL consistently generates more capital than needed to support organic growth Common Equity Tier 1 • CET1 has expanded by 210 basis points since Q3 2022 to 10.8% at year-end 2023 Tangible Common Equity / Tangible Assets2 • TCE / TA increased 120 bps from 2022 to 7.3%, primarily from earnings growth and less impact from AOCI TBV Growth and Total Shareholder Return • 19.5% TBVPS CAGR since year-end 2013 • TBVPS has increased more than 6x that of peers • Strong returns bolster capital appreciation above peers Total Shareholder Return 1 Highlights 9.3% 9.7% 10.0% 10.4% 10.7% 10.6% 9.9% 9.1% 9.3% 10.8% 8.6% 9.2% 9.4% 9.6% 10.2% 10.3% 8.6% 7.3% 6.5% 7.3% 8.4% 8.7% 8.7% 8.9% 8.4% 8.5% 7.8% 7.3% 6.3% 6.5% 11.2% 10.6% 10.7% 11.1% 10.6% 10.0% 10.0% 10.0… 9.9% 10.4% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1 WAL WAL with Dividends Added Back Peer Median Peer Median with Dividends Added Back

Appendix

Superior Deposit Liquidity and Fortified Adjusted Capital 21 Excellent Combined Insured/Collateralized Deposits & CET1 Capital Adjusting for AOCI Securities Marks Insured/collateralized deposits for peers from SEC filings or 9/30/23 RC-O data and Collateralized deposits for peers uses YE22 RC-E data. Includes Top-50 publicly traded banks headquartered in the US by assets as of September 30, 2023. Source: S&P Global Market Intelligence, Call reports. Insured Deposits % vs. CET1 Adj. (Incl. of AOCI Unrealized Securities Marks) for Top 50 Banks by Assets ABCB ASB BAC BANC BKU BOKF BPOP C CADE CBSH CFG CFR CMA COLB EWBC FCNC.A FHB FHN FIBK FITB FNB FULT GBCI HBAN HWC JPM KEY MTB NYCB ONB OZK PB PNC PNFP RF SFNC SNV SSB TCBI TFC UBSI UCBI UMBF USB VLY WAL WBS WFC WTFC ZION 50% 55% 60% 65% 70% 75% 80% 85% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5% 15.0% 15.5% *I ns ur ed /C ol la te ra liz ed D ep os its % (Q 3- 23 ) CET1 adj. for AOCI (Q3-23) WAL Adj. CET1: 9.8% (Q4-23)

Commercial Real Estate Investor Statistics 22 CRE Investor Portfolio ($9.6 Billion; 19% of Total Loans) Distribution by LTV Underwriting Criteria and Mitigating Factors 23% 25% 29% 14% 4% 5% <=40% 41-50% 51-60% 61-70% 71-80% >80% • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered Note: LTV data assumes all loans are fully funded; based on most recent appraisals and utilizing, in most cases, “as stabilized” values for income producing properties. 44% 25% 8% 6% 6% 4% 2% 1% 1% 1% 2% 48% 59% 61% 50% 50% 35% 42% 51% 25% 49% 48% -50% -30% -10% 10% 30% 50% 70% 0% 10% 20% 30% 40% 50% 60% Outstanding LTV Low uncovered risk with re-margin provisions Limited Multi-Family Exposure • Only $566 million of Multi-Family concentrated in western Regional markets • No exposure to NYC area Multi-Family

Commercial Real Estate Investor: Office

$2.4 Billion; 25% of Total CRE Investor; 5% of Total Loans

Distribution by LTV



7%
13%
37%
28%
7%
8%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures



1%
10%
2%
87%
Suburban
Small City/Town
Midtown
CBD

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - 2% in CBD, 10% in Midtown, 1% Small City/Town and **87% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 64%, Class B: 33%, Class C: 3%
  - 94% of Class B & C exposures have LTVs < 70%
- **Limited near-term maturity risk**
  - 20% to mature in 2024; 80% maturing in 2025 and beyond

Western Alliance Bancorporation®

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, "as stabilized" values for income producing properties.

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